Exhibit 99.2

Financial Supplement

Table of Contents

Definitions

Consolidated Balance Sheets as of December 31, 2022 and 2021

Consolidated Statements of Operations for the years ended December 31, 2022 and 2021

Consolidated Statements of Cash Flows for the years ended December 31, 2022 and 2021

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the years ended December 31, 2022 and 2021

NOI Reconciliations for the years ended December 31, 2022 and 2021

Same Property NOI Reconciliation for the years ended December 31, 2022 and 2021

EBITDA Reconciliations for the years ended December 31, 2022 and 2021

Same Property Revenues

Same Property Statistics – Retail and Flex Properties

Weighted Average Lease Term

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, and earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA").

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, and EBITDA, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, net amortization of above and below market leases, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, loss on extinguishment of debt, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, and loss on extinguishment of debt.

NOI, Same Property NOI, Same Property Revenues, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FFO and AFFO Funds from operations (“FFO”), a non-GAAP measure, is an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and losses on extinguishment of debt, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases). In addition to FFO, Adjusted FFO (“AFFO”), excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO.

Medalist Diversified REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2022	2021
ASSETS
Investment properties, net	$76,514,952	$69,407,915
Cash	3,922,136	4,370,405
Restricted cash	1,740,717	3,013,572
Rent and other receivables, net of allowance of $47,109 and $13,010, as of December 31, 2022 and December 31, 2021, respectively	402,434	466,141
Assets held for sale	—	9,846,208
Unbilled rent	1,022,153	872,322
Intangible assets, net	3,748,706	4,200,392
Other assets	564,306	370,133
Total Assets	$87,915,404	$92,547,088

LIABILITIES
Accounts payable and accrued liabilities	$1,198,072	$1,307,257
Intangible liabilities, net	2,234,113	1,880,612
Mortgages payable, net	61,340,259	54,517,822
Mortgages payable, net, associated with assets held for sale	—	7,615,368
Mandatorily redeemable preferred stock, net	4,450,521	4,227,640
Total Liabilities	$69,222,965	$69,548,699

EQUITY
Common stock, 17,758,421 and 16,052,617 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	$177,584	160,526
Additional paid-in capital	51,363,812	49,645,426
Offering costs	(3,350,946)	(3,350,946)
Accumulated deficit	(30,939,020)	(24,981,346)
Total Stockholders' Equity	17,251,430	21,473,660
Noncontrolling interests - Hanover Square Property	127,426	146,603
Noncontrolling interests - Parkway Property	470,685	500,209
Noncontrolling interests - Operating Partnership	842,898	877,917
Total Equity	$18,692,439	$22,998,389
Total Liabilities and Equity	$87,915,404	$92,547,088

See notes to consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Consolidated Statements of Operations

	Year Ending December 31,
	2022	2021

REVENUE
Retail center property revenues	$7,053,757	$5,634,396
Flex center property revenues	2,529,919	1,202,822
Hotel property room revenues	1,494,836	4,590,372
Hotel property other revenues	12,813	44,959
Total Revenue	$11,091,325	$11,472,549

OPERATING EXPENSES
Retail center property operating expenses	$1,912,110	$1,518,973
Flex center property operating expenses	684,843	343,717
Hotel property operating expenses	1,335,801	3,102,951
Bad debt expense	46,932	39,024
Share based compensation expenses	483,100	149,981
Legal, accounting and other professional fees	1,627,881	1,465,199
Corporate general and administrative expenses	457,653	654,137
Loss on impairment	36,670	—
Impairment of assets held for sale	175,671	—
Other expense	227,164	—
Depreciation and amortization	4,706,823	3,508,704
Total Operating Expenses	11,694,648	10,782,686
(Loss) gain on disposal of investment properties	(421,096)	124,641
Loss on extinguishment of debt	(389,207)	—
Operating (loss) income	(1,413,626)	814,504
Interest expense	3,555,088	5,534,255
Net Loss from Operations	(4,968,714)	(4,719,751)
Other income	236,500	361,469
Net Loss	(4,732,214)	(4,358,282)
Less: Net income attributable to Hampton Inn Property noncontrolling interests	—	14,651
Less: Net income (loss) attributable to Hanover Square Property noncontrolling interests	38,023	(8,781)
Less: Net income (loss) attributable to Parkway Property noncontrolling interests	19,076	(3,791)
Less: Net (loss) income attributable to Operating Partnership noncontrolling interests	(20,072)	3,903
Net Loss Attributable to Medalist Common Shareholders	$(4,769,241)	$(4,364,264)

Loss per share from operations - basic and diluted	$(0.28)	$(0.33)

Weighted-average number of shares - basic and diluted	17,122,617	13,092,937

Dividends paid per common share	$0.07	$0.04

See notes to consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	Year ended December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(4,732,214)	$(4,358,282)

Adjustments to reconcile consolidated net loss to net cash flows from operating activities
Depreciation	3,381,249	2,415,139
Amortization	1,325,574	1,093,565
Loan cost amortization	107,595	103,180
Mandatorily redeemable preferred stock issuance cost and discount amortization	222,881	204,383
Convertible debenture issuance cost, discount and beneficial conversion feature amortization	—	1,718,487
Above (below) market lease amortization, net	(226,721)	(24,024)
Bad debt expense	46,932	39,024
Note payable forgiveness	—	(176,300)
Share-based compensation	483,100	149,981
Impairment of assets held for sale	175,671	—
Loss on impairment	36,670	—
Loss on extinguishment of debt	389,207	—
Loss (gain) on sale of investment property	421,096	(124,641)

Changes in assets and liabilities
Rent and other receivables, net	16,775	(46,413)
Unbilled rent	(149,831)	(198,594)
Other assets	(194,173)	(50,243)
Accounts payable and accrued liabilities	(109,185)	87,351
Net cash flows from operating activities	1,194,626	832,613

CASH FLOWS FROM INVESTING ACTIVITIES

Investment property acquisitions	(10,279,714)	(20,750,571)
Capital expenditures	(1,019,304)	(536,685)
Cash received from disposal of investment properties	1,979,837	2,144,529
Net cash flows from investing activities	(9,319,181)	(19,142,727)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends and distributions paid	(1,309,180)	(1,151,304)
Investment of noncontrolling interests	—	504,000
Cash paid for lender fees associated with Clemson Best Western sale	(84,900)	—
Repayment of line of credit, short term	—	(325,000)
Proceeds from mortgages payable, net	18,477,304	24,377,886
Repayment of mortgages payable	(11,932,137)	(14,914,830)
Proceeds from sale of convertible debentures, net of capitalized offering costs	—	1,305,000
Proceeds from sales of common stock, net of capitalized offering costs	1,538,887	10,801,411
Repurchases of common stock, including costs and fees	(286,543)	—
Net cash flows from financing activities	6,403,431	20,597,163

(DECREASE) INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(1,721,124)	2,287,049
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	7,383,977	5,096,928
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$5,662,853	$7,383,977

CASH AND CASH EQUIVALENTS, end of period, shown in consolidated balance sheets	3,922,136	4,370,405
RESTRICTED CASH including assets restricted for capital and operating reserves and tenant deposits, end of period, shown in consolidated balance sheets	1,740,717	3,013,572
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period shown in the consolidated statements of cash flows	$5,662,853	$7,383,977

Supplemental Disclosures and Non-Cash Activities:

Other cash transactions:
Interest paid	$3,237,728	$4,065,121

Non-cash transactions:
Release of restricted cash related to sale of Clemson Best Western Property	$1,455,777	$—
Conversion of convertible debentures and accrued interest to common stock	—	5,058,788
Transfer of investment properties, net to assets held for sale, net	—	9,683,555
Transfer of mortgages payable, net to mortgages payable associated with assets held for sale, net	—	7,592,931
Assumption of mortgage debt, net	—	4,481,600
Forgiveness of note payable	—	176,300

See notes to consolidated financial statements

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the years ended December 31, 2022 and 2021

	Year Ended
	December 31,
	2022	2021
Funds from operations
Net loss	$(4,732,214)	$(4,358,282)
Depreciation of tangible real property assets	2,561,843	1,912,353
Depreciation of tenant improvements	718,704	437,372
Amortization of leasing commissions	100,702	65,414
Amortization of intangible assets	1,325,574	1,093,565
Loss (gain) on sale of investment properties	421,096	(124,641)
Loss on impairment	36,670	-
Impairment of assets held for sale	175,671	-
Loss on extinguishment of debt	389,207	-
Funds from operations	$997,253	$(974,219)

	Year Ended
	December 31,
	2022	2021
Adjusted funds from operations
Funds from operations	$997,253	$(974,219)
Amortization of above market leases	188,903	250,504
Amortization of below market leases	(415,624)	(274,528)
Straight line rent	(149,831)	(198,594)
Capital expenditures	(1,019,304)	(536,685)
(Increase) decrease in fair value of interest rate cap	(220,881)	27,281
Amortization of loan issuance costs	107,595	103,180
Amortization of preferred stock discount and offering costs	222,881	204,383
Amortization of convertible debenture discount, offering costs and beneficial conversion feature	—	1,718,487
Share-based compensation	483,100	149,981
Bad debt expense	46,932	39,024
Debt forgiveness	—	(176,300)
Adjusted Funds from operations (AFFO)	$241,024	$332,514

NOI Reconciliation

	Year Ended
	December 31,
	2022	2021
Net Operating Income
Net Loss	$(4,732,214)	$(4,358,282)
Plus: Preferred dividends, including amortization of capitalized issuance costs	622,881	604,383
Plus: Legal, accounting and other professional fees	1,627,881	1,465,199
Plus: Corporate general and administrative expenses	457,653	654,137
Plus: Depreciation expense	3,381,249	2,415,139
Plus: Amortization of intangible assets	1,325,574	1,093,565
Less: Net amortization of above and below market leases	(226,721)	(24,024)
Plus: Interest expense, including amortization of capitalized loan issuance costs	2,932,207	4,929,872
Plus: Share based compensation expense	483,100	149,981
Plus: Loss on impairment	36,670	-
Plus: Impairment of assets held for sale	175,671	-
Plus: Loss on extinguishment of debt	389,207	-
Less: Other income	(236,500)	(361,469)
Plus: Other expense	227,164	-
Less: Realized loss (gain) on disposal of investment properties	421,096	(124,641)
Net Operating Income - NOI	$6,884,918	$6,443,860

	Year Ended
	December 31,
	2022	2021
Components of Net Operating Income
Revenues:
Retail and flex property rental revenues (1)	$7,663,746	$5,629,495
Retail and flex property tenant reimbursement revenues	1,693,209	1,183,699
Hotel property revenues	1,507,649	4,635,331
Total revenues	10,864,604	11,448,525

Operating expenses:
Retail and flex property operating expenses	2,596,953	1,862,690
Hotel property operating expenses	1,335,801	3,102,951
Bad debt expense	46,932	39,024
Total operating expenses	3,979,686	5,004,665

Net Operating Income - NOI	$6,884,918	$6,443,860

(1)	Excludes amortization of above and below market leases.

Same Property NOI Reconciliation

	Year Ended
	December 31,
	2022	2021
All Properties
Same property NOI	$4,386,329	$4,063,845
NOI of acquired properties (1)	2,326,741	847,635
NOI of disposed properties (2)	171,848	1,532,380
Total NOI (3)	$6,884,918	$6,443,860

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn and Clemson Hotel
(3)	Excludes net amortization of above and below market leases.

	Year Ended
	December 31,
	2022	2021
Retail Properties
Same retail property NOI	$3,797,954	$3,548,150
NOI of acquired retail properties (1)	1,168,041	525,992
Total retail property NOI (2)	$4,965,995	$4,074,142

(1)	Lancer Center and Salisbury Marketplace
(2)	Excludes net amortization of above and below market leases.

	Year Ended
	December 31,
	2022	2021
Flex Properties
Same flex property NOI	$588,375	$515,695
NOI of acquired flex properties (1)	1,158,700	321,643
Total flex property NOI (2)	$1,747,075	$837,338

(1)	Greenbrier Business Center and Parkway
(2)	Excludes net amortization of above and below market leases.

	Year Ended
	December 31,
	2022	2021
Hotel Properties
NOI of disposed hotel properties (1)	$171,848	$1,532,380
Total hotel property NOI	$171,848	$1,532,380

(1)	Greensboro Hampton Inn and Clemson Hotel

	Year Ended
	December 31,
	2022	2021
Same Property Retail & Flex NOI Reconciliation
Same property retail and flex NOI	$4,386,329	$4,063,845
NOI of newly acquired retail and flex properties (1)	2,326,741	847,635
Total NOI (3)	$6,713,070	$4,911,480

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn and Clemson Hotel
(3)	Excludes net amortization of above and below market leases.

EBITDA Reconciliation

	Year Ended
	December 31,
	2022	2021
EBITDA
Net Loss	$(4,732,214)	$(4,358,282)
Plus: Preferred dividends, including amortization of capitalized issuance costs	622,881	604,383
Plus: Interest expense, including amortization of capitalized loan issuance costs	2,932,207	4,929,872
Plus: Depreciation expense	3,381,249	2,415,139
Plus: Amortization of intangible assets	1,325,574	1,093,565
Less: Net amortization of above and below market leases	(226,721)	(24,024)
Less: Realized loss (gain) on disposal of investment properties	421,096	(124,641)
Plus: Loss on impairment	36,670	-
Plus: Impairment of assets held for sale	175,671	-
Plus: Loss on extinguishment of debt	389,207	-
EBITDA	$4,325,620	$4,536,012

Same Property Revenues

	Year Ended
	December 31,
	2022	2021	Change ($)	Change (%)
All Properties
Same property revenues	$6,059,078	$5,620,808	$438,270	7.8%
Revenues of acquired properties (1)	3,524,598	1,216,410	2,308,188
Revenues of disposed properties (2)	1,507,649	4,635,331	(3,127,682)
Total revenues (3)	$11,091,325	$11,472,549	$(381,224)	(3.3)%

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn and Clemson Hotel
(3)	Includes net amortization of above and below market leases.

	Year Ended
	December 31,
	2022	2021	Change ($)	Change (%)
Retail Properties
Same retail property revenues	$5,223,236	$4,865,232	$358,004	7.4%
Revenues of acquired retail properties (1)	1,830,521	769,164	1,061,357
Total retail property revenues (2)	$7,053,757	$5,634,396	$1,419,361	25.2%

(1)	Lancer Center and Salisbury Marketplace
(2)	Includes net amortization of above and below market leases.

	Year Ended
	December 31,
	2022	2021	Change ($)	Change (%)
Flex Properties
Same flex property revenues	$835,842	$755,576	$80,266	10.6%
Revenues of acquired flex properties (1)	1,694,077	447,246	1,246,831
Total flex property revenues (2)	$2,529,919	$1,202,822	$1,327,097	110.3%

(1)	Greenbrier Business Center and Parkway
(2)	Includes net amortization of above and below market leases.

	Year Ended
	December 31,
	2022	2021	Change ($)	Change (%)
Hotel Properties
Revenues of disposed hotel properties (1)	$1,507,649	$4,635,331	$(3,127,682)	$(67.5)%
Total hotel property revenues	$1,507,649	$4,635,331	$(3,127,682)	(67.5)%

(1)	Greensboro Hampton Inn and Clemson Hotel

Same Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of December 31,		As of December 31,		As of December 31,
	2022	2021	2022	2021	2022	2021
Retail	5	4	633,013	553,281	97.4%	94.8%
Flex	3	3	218,269	218,279	91.8%	94.6%
Total	8	7	851,282	771,560	96.0%	94.7%

Retail and Flex - Same Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of December 31,		As of December 31,		As of December 31,
	2022	2021	2022	2021	2022	2021
Retail	4	4	553,281	553,281	98.3%	94.8%
Flex	3	3	218,279	218,279	91.8%	94.6%
Total	7	7	771,560	771,560	96.5%	94.7%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	6.25
Franklin Square	4.47
Hanover Square	3.49
Lancer Center	4.00
Salisbury Marketplace	2.52
Retail Property Average	4.44

Flex Properties
Brookfield	3.01
Greenbrier Business Center	1.72
Parkway	2.61
Flex Property Average	2.37

Retail and Flex Property Average	3.91

Weighted Average Debt Data

Weighted Average Mortgage Maturity (Years)	6.08

Weighted Average Mortgage Payable Interest Rate	4.2%